                                                               Exhibit (g)(1)(i)

[ING FUNDS LOGO]

December 20, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined International SmallCap Fund, a newly established series of ING Mutual Funds, effective December 20, 2006, and ING GET U.S. Core Portfolio - Series 14, a newly established series of ING Variable Insurance Trust (the "Fund"), effective December 21, 2006, to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated October 24, 2006.

     The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING MidCap Value Choice Fund to ING Value Choice Fund, ING FMR(SM) Earnings Growth Portfolio to ING FMR(SM) Large Cap Growth Portfolio, ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio, ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, and ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio and 2) by the removal of ING Eagle Asset Capital Appreciation Portfolio and ING VP LargeCap Growth Portfolio, as these funds recently merged into other funds, and the removal of ING GET Fund - Series P, as this fund recently dissolved.

     Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

                                            Sincerely,


                                            /s/ Todd Modic
                                            ------------------------------------
                                            Todd Modic
                                            Senior Vice President
                                            ING Mutual Funds
                                            ING Variable Insurance Trust


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       -------------------------------------
Name:  Edward G. McGann
Title: Managing Director, Duly Authorized


7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000               ING Mutual Funds
Scottsdale, AZ 85258-2034       Fax: 480-477-2700   ING Variable Insurance Trust
                                www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                         May 17, 2004
   ING Corporate Leaders Trust - Series B                         May 17, 2004

ING EQUITY TRUST
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING Fundamental Research Fund                               December 28, 2005
   ING Index Plus LargeCap Equity Fund                            June 2, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING LargeCap Value Fund                                      February 1, 2004
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Fund                                          June 9, 2003
   ING Opportunistic LargeCap Fund                             December 28, 2005
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                              May 1, 2003
   ING Principal Protection Fund VIII                           October 1, 2003
   ING Principal Protection Fund IX                             February 2, 2004
   ING Principal Protection Fund X                                May 3, 2004
   ING Principal Protection Fund XI                             August 16, 2004
   ING Principal Protection Fund XII                           November 15, 2004
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Choice Fund                               February 1, 2005
   ING SmallCap Value Fund                                        June 9, 2003
   ING Value Choice Fund                                        February 1, 2005

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING Institutional Prime Money Market Fund                     July 29, 2005
   ING Intermediate Bond Fund                                    April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
   ING GET Fund - Series Q                                       July 14, 2003
   ING GET Fund - Series R                                       July 14, 2003

   ING GET Fund - Series S                                       July 14, 2003
   ING GET Fund - Series T                                       July 14, 2003
   ING GET Fund - Series U                                       July 14, 2003
   ING GET Fund - Series V                                      March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND          March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND               October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio               January 6, 2003
   ING American Funds Growth Portfolio                         September 2, 2003
   ING American Funds Growth-Income Portfolio                  September 2, 2003
   ING American Funds International Portfolio                  September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                     January 6, 2003
   ING BlackRock Large Cap Value Portfolio                      January 6, 2003
   ING Capital Guardian Small/Mid Cap Portfolio                January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio                January 13, 2003
   ING Disciplined Small Cap Value Portfolio                     April 28, 2006
   ING EquitiesPlus Portfolio                                    April 28, 2006
   ING Evergreen Health Sciences Portfolio                        May 3, 2004
   ING Evergreen Omega Portfolio                                  May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                    January 6, 2003
   ING FMR(SM) Large Cap Growth Portfolio                        April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio                         January 13, 2003
   ING Franklin Income Portfolio                                 April 28, 2006
   ING Global Real Estate Portfolio                             January 3, 2006
   ING Global Resources Portfolio                              January 13, 2003
   ING Global Technology Portfolio                              January 6, 2003
   ING International Portfolio                                 January 13, 2003
   ING Janus Contrarian Portfolio                              January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio              January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio                January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                    April 29, 2005
   ING Julius Baer Foreign Portfolio                           January 13, 2003
   ING Legg Mason Partners All Cap Portfolio                    January 6, 2003
   ING Legg Mason Value Portfolio                              January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                      May 1, 2004
   ING LifeStyle Growth Portfolio                                 May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                        May 1, 2004
   ING LifeStyle Moderate Portfolio                               May 1, 2004
   ING Limited Maturity Bond Portfolio                          January 6, 2003
   ING Liquid Assets Portfolio                                  January 6, 2003

   ING Lord Abbett Affiliated Portfolio                         January 6, 2003
   ING MarketPro Portfolio                                       August 1, 2005
   ING MarketStyle Growth Portfolio                              August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                     August 1, 2005
   ING MarketStyle Moderate Portfolio                            August 1, 2005
   ING Marsico Growth Portfolio                                 January 13, 2003
   ING Marsico International Opportunities Portfolio             April 29, 2005
   ING MFS Total Return Portfolio                               January 13, 2003
   ING MFS Utilities Portfolio                                   April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
   ING PIMCO Core Bond Portfolio                                January 13, 2003
   ING PIMCO High Yield Portfolio                               November 5, 2003
   ING Pioneer Fund Portfolio                                    April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                           April 29, 2005
   ING Stock Index Portfolio                                    November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
   ING Templeton Global Growth Portfolio                        January 13, 2003
   ING UBS U.S. Allocation Portfolio                            January 6, 2003
   ING Van Kampen Equity Growth Portfolio                       January 13, 2003
   ING Van Kampen Global Franchise Portfolio                    January 13, 2003
   ING Van Kampen Growth and Income Portfolio                   January 13, 2003
   ING Van Kampen Real Estate Portfolio                         January 13, 2003
   ING VP Index Plus International Equity Portfolio              July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio                January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio             November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
   ING Disciplined International SmallCap Fund                 December 20, 2006
   ING Diversified International Fund                           December 7, 2005
   ING Emerging Countries Fund                                  November 3, 2003
   ING Emerging Markets Fixed Income Fund                       December 7, 2005
   ING Foreign Fund                                               July 1, 2003
   ING Global Bond Fund                                          June 19, 2006
   ING Global Equity Dividend Fund                             September 2, 2003
   ING Global Natural Resources Fund                            November 3, 2003
   ING Global Real Estate Fund                                  November 3, 2003
   ING Global Value Choice Fund                                 November 3, 2003
   ING Greater China Fund                                       December 7, 2005
   ING Index Plus International Equity Fund                     December 7, 2005
   ING International Capital Appreciation Fund                  December 7, 2005
   ING International Fund                                       November 3, 2003
   ING International Real Estate Fund                          February 28, 2006

   ING International SmallCap Fund                              November 3, 2003
   ING International Value Choice Fund                          February 1, 2005
   ING Russia Fund                                              November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio           January 10, 2005
   ING American Century Select Portfolio                        January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio           January 10, 2005
   ING Baron Asset Portfolio                                    December 7, 2005
   ING Baron Small Cap Growth Portfolio                         January 10, 2005
   ING Columbia Small Cap Value II Portfolio                     April 28, 2006
   ING Davis Venture Value Portfolio                            January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                 November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                       November 15, 2004
   ING Fundamental Research Portfolio                           January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio                January 10, 2005
   ING Goldman Sachs(R) Structured Equity Portfolio             January 10, 2005
   ING JPMorgan International Portfolio                         January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio          January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio           January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio         December 7, 2005
   ING Neuberger Berman Partners Portfolio                      December 7, 2005
   ING Neuberger Berman Regency Portfolio                       December 7, 2005
   ING OpCap Balanced Value Portfolio                           January 10, 2005
   ING Oppenheimer Global Portfolio                             January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
   ING PIMCO Total Return Portfolio                             January 10, 2005
   ING Pioneer High Yield Portfolio                             December 7, 2005
   ING Solution 2015 Portfolio                                   April 29, 2005
   ING Solution 2025 Portfolio                                   April 29, 2005
   ING Solution 2035 Portfolio                                   April 29, 2005
   ING Solution 2045 Portfolio                                   April 29, 2005
   ING Solution Income Portfolio                                 April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
   ING Templeton Foreign Equity Portfolio                      November 30, 2005
   ING Thornburg Value Portfolio                                January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                       April 28, 2006
   ING Van Kampen Comstock Portfolio                            January 10, 2005
   ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING RISK MANAGED NATURAL RESOURCES FUND                         October 24, 2006

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING 130/30 Fundamental Research Fund                          April 28, 2006
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Global Science and Technology Fund                         June 2, 2003
   ING Growth and Income Fund                                     June 9, 2003
   ING Growth Fund                                                June 9, 2003
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING International Growth Fund                                November 3, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Conservative Fund                     June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Moderate Fund                         June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio             July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio                 July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                        March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                      December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                        March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                        June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                     September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                      December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                       March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                       June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                     December 21, 2006
   ING VP Global Equity Dividend Portfolio                      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                 July 7, 2003

   ING VP Growth Portfolio                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                          July 7, 2003
   ING VP International Equity Portfolio                       November 3, 2003
   ING VP Small Company Portfolio                                July 7, 2003
   ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                            May 1, 2004
   ING VP High Yield Bond Portfolio                             October 6, 2003
   ING VP International Value Portfolio                        November 3, 2003
   ING VP MidCap Opportunities Portfolio                        October 6, 2003
   ING VP Real Estate Portfolio                                   May 1, 2004
   ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003